As filed with the Securities and Exchange Commission on May 25, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number  811-22229

PNMAC MORTGAGE OPPORTUNITY FUND, LLC

27001 Agoura Rd., Suite 350
Calabasas, California 91301

Jeff Grogin, Secretary
PNMAC MORTGAGE OPPORTUNITY FUND, LLC
27001 Agoura Rd., Suite 350, Calabasas, California 91301

Copies to:
Richard T. Prins, Esq.
Skadden, Arps, Slate, Meagher & Flom LP
Four Times Square
New York, New York 10036
(818) 224-7050

Date of fiscal year end: December 31, 2010

Date of reporting period:  March 31, 2010

Item 1. Schedule of Investments.

PNMAC Mortgage Opportunity Fund, LLC
Schedule of Investments
March 31, 2010 (Unaudited)
	Shares or
	Principal Amount	Fair Value
INVESTMENTS - 100.2%*
Investment in Master Fund - 100.2%*

PNMAC Mortgage Opportunity Fund, LP	$219,544,716	$244,091,821
Total Investment in Master Fund (Cost $219,544,716)	219,544,716	244,091,821

TOTAL INVESTMENTS - 100.2%* (Cost $219,544,716)		244,091,821
Liabilities in Excess of Other Assets - (0.2%)*		(542,943)
TOTAL NET ASSETS - 100%*		$243,548,878

* Percentages are stated as a percent of net assets.

The cost basis of investments for federal income tax purposes at March 31, 2010 was as follows**:
Cost of investments		219,544,716
Net unrealized appreciation		10,598,110

**Because tax adjustments are calculated annually, the above table does not reflect tax adjustments.
For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent semi-annual or annual report.

PNMAC Mortgage Opportunity Fund, LLC

FAS 157 - Summary of Fair Value Exposure at March 31, 2010.

The Fund carries its investments at fair value.  The Fund applies the hierarchy described in the Fair Value Measurements and Disclosures topic of the Codification, which prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active market for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.  Each financial instrument's level assignment within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement for that particular instrument.  The three levels of the hierarchy are described below:

Level 1 - Quoted prices in active market for identical securities.

Level 2 - Prices determined using other significant observable inputs.  Observable inputs are inputs that other market participants would use in pricing a security.  These may include quoted prices for similar securities, interest rates, prepayments speeds, credit risk and others.

Level 3 - Prices determined using significant unobservable inputs.  In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may also result in transfer in or out of an investment's assigned level within the hierarchy.  The level assigned to an asset valuation may not be an indiccation of the risk associated with investing in the asset in the accompanying financial statements.

Following is a summary of financial statement items that are measured at estimated fair value on a recurring basis as of March 31, 2010:

Description	Total	Level 1	Level 2	Level 3
Investment in Master Fund	$244,091,821	-	-	$244,091,821
Total Investments	$244,091,821	$-	$-	$244,091,821

Following is a summary of changes in investment in Master Fund for which Level 3 inputs were used to determine fair value:

		Investment in
		Master Fund
Balance as of 12/31/09		$230,995,896
Change in unrealized appreciation (depreciation)		13,636,485
Net purchases, sales and paydowns		(540,560)
Balance as of 03/31/10		$244,091,821

Item 2. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PNMAC Mortgage Opportunity, LLC

By     /s/ Stanford L. Kurland
Stanford L. Kurland, CEO

Date     5/24/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By     /s/ Stanford L. Kurland
                       Stanford L. Kurland, CEO

Date     5/24/10

By     /s/ Ann McCallion
                        Anne McCallion, CFO

Date     5/24/10